Important Notice
Please Read Immediately


                                                                    Aquilasm
                                                                 Group of Funds
                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, N Y 10017

                           Notice of Annual Meeting of
                             Shareholders to be held
                               on November 7, 2001

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:            (a)      at the Rhode Island Convention Center
                           1 Sabin Street
                           Providence, Rhode Island;

Time:             (b)      on November 7, 2001
                           at 2:30 p.m. local time;

Purposes:         (c)    for the following purposes:

                    (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2002, (Proposal No. 2);

                    (iii)to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:          (d)       To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on August 16, 2001 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

September 26, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, N Y 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

         The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

         This Notice and Proxy Statement are first being mailed on or about September 26, 2001.

         You should read this Proxy Statement prior to voting. Then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

                  To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

          To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum, voted on any matter or otherwise counted as present in determining voting results.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.


         On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.44; Class C Shares, $10.44; Class Y Shares, $10.44; and Class I Shares, $10.43. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 6,695,303; Class C Shares, 713,159; Class Y Shares, 353,000; and Class I Shares, 13,050.

         On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address         Number of shares          Percent of class
of the holder of
record

Institutional 5% shareholders

National Financial
Services Corp.
200 Liberty Street,
New York, NY              671,674 Class A Shares    10.0%

Fiserv Securities, Inc.
One Commerce Square,
2005 Market Street
Philadelphia, PA           982,955 Class A Shares    14.7%
                           101,213 Class C Shares    14.2%
Merrill Lynch,
Pierce, Fenner & Smith,
Inc. 4800 Deer Lake Drive
East, Jacksonville, FL     373,151 Class A Shares    5.6%
                           100,774 Class C Shares   14.1%

LPL Financial Services
9785 Towne Centre Dr.
San Diego, CA               82,525 Class C Shares   11.6%

Citizens Bank
870 Westminster Street,
Providence, RI             174,503 Class Y Shares   49.4%

Donaldson Lufkin
Jenrette Securities
Corporation
P.O. Box 2052,
Jersey City, NJ            111,207 Class Y Shares   31.5%

Advest Inc.
90 State House Sq.
Hartford, CT                31,589 Class Y Shares    9.0%


Perry Baker & Co.
The Washington Trust Company
23 Broad
Westerly, RI                13,050 Class I Shares   100%

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         All of the nominees are presently Trustees and were elected by the shareholders in September, 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. They are so designated by an asterisk.

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund (this Fund) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."


         The following material includes the name, positions with the Fund, address and age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position                                       Business Experience
with the Fund,
Address, Age,
Shares owned



Lacy B. Herrmann*           Founder and Chairman of the Board of Aquila
Chairman of the             Management Corporation, the sponsoring
Board of Trustees           organization and Manager or Administrator
380 Madison Avenue          and/or Adviser or Sub-Adviser to the
New York, NY                Aquila Money-Market Funds, the Aquila Bond
10017                       Funds and the Aquila Equity Funds,
Age: 72                     and Founder, Chairman of the Board of Trustees
Shares Owned: 526(1)        and (currently or until 1998) President of each
                            since its establishment, beginning
                            in 1984; Director of Aquila
                            Distributors, Inc., distributor of
                            the above funds, since 1981 and
                            formerly Vice President or
                            Secretary, 1981-1998; President and
                            a Director of STCM Management
                            Company, Inc., sponsor and
                            sub-adviser to Capital Cash
                            Management Trust and Capital Cash
                            U.S. Government Securities Trust;
                            Founder and Chairman of several
                            other money market funds; Director
                            or Trustee of OCC Cash Reserves,
                            Inc. and Quest For Value
                            Accumulation Trust, and Director or
                            Trustee of Oppenheimer Quest Value
                            Fund, Inc., Oppenheimer Quest Global
                            Value Fund, Inc. and Oppenheimer
                            Rochester Group of Funds, each of
                            which is an open-end investment
                            company; Trustee of Brown
                            University, 1990-1996 and currently
                            Trustee Emeritus; actively involved
                            for many years in leadership roles
                            with university, school and
                            charitable organizations.

(1) Held of record
by the Manager as
of 8/22/01.

Vernon R. Alden              Director of Sonesta International Hotels
Trustee                      Corporation, Boston, Massachusetts and
20 Park Place                General Independent Partner of the Merrill
Suite 414                    Lynch-Lee Funds; Former Director of
Boston, MA                   Colgate-Palmolive Company, Digital Equipment
02116                        Corporation, Intermet Corporation, The McGraw
Age: 78                      Hill and The Mead Corporations; Chairman of the
Shares Owned: 214            Board and Executive Committee of The Boston
                             Company, Inc., a financial services
                             company, 1969-1978; Trustee of
                             Tax-Free Trust of Oregon since
                             1988, of Hawaiian Tax-Free Trust,
                             Pacific Capital Cash Assets Trust,
                             Pacific Capital Tax-Free Cash
                             Assets Trust and Pacific Capital
                             U.S. Government Securities Cash
                             Assets Trust since 1989, of
                             Cascades Cash Fund, 1989-1994, of
                             Narragansett Insured Tax-Free
                             Income Fund since 1992, and of
                             Aquila Cascadia Equity Fund since
                             1996; Associate Dean and member of
                             the faculty of Harvard University
                             Graduate School of Business
                             Administration, 1951-1962; member
                             of the faculty and Program Director
                             of Harvard Business School -
                             University of Hawaii Advanced
                             Management Program, summer of 1959
                             and 1960; President of Ohio
                             University, 1962-1969; Chairman of
                             The Japan Society of Boston, Inc.,
                             and member of several Japan-related
                             advisory councils; Chairman of the
                             Massachusetts Business Development
                             Council and the Massachusetts
                             Foreign Business Council,
                             1978-1983; Trustee Emeritus, Boston
                             Symphony Orchestra; Chairman of the
                             Massachusetts Council on the Arts
                             and Humanities, 1972-1984; Member
                             of the Board of Fellows of Brown
                             University, 1969-1986; Trustee of
                             various other cultural and
                             educational organizations; Honorary
                             Consul General of the Royal Kingdom
                             of Thailand; received Decorations
                             from the Emperor of Japan (1986)
                             and the King of Thailand (1996 and
                             1997).

Paul Y. Clinton              Principal of Clinton Management
Trustee                      Associates, a financial and venture
39 Blossom Avenue            capital consulting firm; formerly
Osterville, MA               Director of External Affairs of Kravco
Age: 70                      Corporation, a national real estate
Shares Owned: 255            owner and developer, 1984-1995; formerly
                             President of Essex Management
                             Corporation, a management and
                             financial consulting company,
                             1979-1983; Trustee of Capital Cash
                             Management Trust since 1979, of
                             Narragansett Insured Tax-Free
                             Income Fund since 1996 and of Prime
                             Cash Fund (which is inactive) since
                             1993; Trustee of Short Term Asset
                             Reserves, 1984-1996; general
                             partner of Capital Growth Fund, a
                             venture capital partnership,
                             1979-1982; President of Geneve
                             Corp., a venture capital fund,
                             1970-1978; formerly Chairman of
                             Woodland Capital Corp., a small
                             business investment company;
                             formerly Vice President, W.R. Grace
                             & Co; Director or Trustee of OCC
                             Cash Reserves, Inc., Oppenheimer
                             Quest Global Value Fund, Inc.,
                             Oppenheimer Quest Value Fund, Inc.,
                             a series of Quest Funds and Trustee
                             of Quest For Value Accumulation
                             Trust, and of the Rochester Group
                             of Funds, each of which is an
                             open-end investment company; and of
                             the Oppenheimer Funds Inc. Mid-Cap
                             Fund.

David A. Duffy*             Trustee of Narragansett Insured Tax-Free
Trustee                     Income Fund since 1995; President, Duffy &
275 Stony Lane              Shanley, Inc., an advertising, marketing
North Kingstown,            and public relations firm since 1973; Director
RI 02852                    of Citizens Bank of Rhode Island since 1999;
Age: 62                     National Chairman of the National Conference
Shares Owned: 1,091         for Community and Justice (formerly the
                            National Conference of Christians
                            and Jews); Vice Chairman of the
                            Providence College Board of Trustees
                            and Chairman of the College's
                            President's Council; Past Chair and
                            current member of the Executive
                            Committee of the Greater Providence
                            Chamber of Commerce; past Chair of
                            the Rhode Island Sports Council;
                            past Chair of the Rhode Island
                            Public Telecommunications Authority;
                            actively involved in many other
                            civic and non-profit organizations.
                            He has been the recipient of
                            numerous awards for public service.
                            He served with the U.S. Army.

William J.                  Chairman and founder (1975) and Senior Advisor
Nightingale                 since 1995 of Nightingale & Associates,
Trustee                     L.L.C., a general management consulting
1266 East Main Street       firm focusing on interim management,
Stamford, CT                divestitures, turnaround of troubled companies,
06902                       corporate restructuring and financial
Age: 71                     advisory services; President, Chief
Shares Owned: 765           Executive Officer and Director of Bali Company,
                            Inc., a manufacturer of women's
                            apparel, which became a subsidiary
                            of Hanes Corporation, 1970-1975;
                            prior to that, Vice President and
                            Chief Financial Officer of Hanes
                            Corporation after being Vice
                            President-Corporate Development and
                            Planning of that company,
                            1968-1970; formerly Senior
                            Associate of Booz, Allen &
                            Hamilton, management consultants,
                            after having been Marketing Manager
                            with General Mills, Inc.; Trustee
                            of Narragansett Insured Tax-Free
                            Income Fund since 1992 and of
                            Churchill Cash Reserves Trust,
                            1993-2001, and Churchill Tax-Free
                            Fund of Kentucky since 1993;
                            Director of Ring's End, Inc., a
                            building materials company, since
                            1989, and of Furr's Restaurant
                            Group, Inc., operator of a chain of
                            cafeteria restaurants, since 1998.

J. William Weeks            Trustee of Capital Cash Management Trust since
 Trustee                    2001, of Narragansett Insured
210 Jamaica Lane            Tax-Free Income Fund and of Tax-
Palm Beach, FL 33480        Free Fund of Colorado since 1995;
Age: 74                     Senior Vice President of Tax-Free Fund
Shares Owned: 678           of Colorado and Narragansett Insured
                            Tax-Free Income Fund, 1992-1995;
                            Vice President of Hawaiian Tax-Free
                            Trust, Tax-Free Trust of Arizona,
                            Tax-Free Trust of Oregon and
                            Churchill Tax-Free Fund of Kentucky,
                            1990-1995; Senior Vice President or
                            Vice President of the Bond Funds and
                            Vice President of Short Term Asset
                            Reserves and Pacific Capital Cash
                            Assets Trust, 1984-1988; President
                            and Director of Weeks & Co., Inc.,
                            financial consultants, 1978-1988;
                            limited partner and investor in
                            various real estate partnerships
                            since 1988; partner of Alex. Brown &
                            Sons, investment bankers, 1966-1976;
                            Vice President of Finance and
                            Assistant to the President of Howard
                            Johnson Company, a restaurant and
                            motor lodge chain, 1961-1966;
                            formerly with Blyth & Co., Inc.,
                            investment bankers.

Diana P. Herrmann           President and Chief Operating Officer of
President                   the Manager since 1997, a
380 Madison                 Director since 1984, Secretary since 1986
Avenue                      and previously its Executive Vice
New York,                   President, Senior Vice President
NY 10017                    or Vice President, 1986-1997;
Age: 43                     President of various Aquila Bond and
                            Money-Market Funds since 1998; Assistant
                            Vice President, Vice President,
                            Senior Vice President or Executive
                            Vice President of Aquila
                            Money-Market, Bond and Equity Funds
                            since 1986; Trustee of a number of
                            Aquila Money-Market, Bond and Equity
                            Funds since 1995; Trustee of Reserve
                            Money-Market Funds, 1999-2000 and of
                            Reserve Private Equity Series,
                            1998-2000; Assistant Vice President
                            and formerly Loan Officer of
                            European American Bank, 1981-1986;
                            daughter of the Fund's Chairman;
                            Trustee of the Leopold Schepp
                            Foundation (academic scholarships)
                            since 1995; actively involved in
                            mutual fund and trade associations
                            and in college and other volunteer
                            organizations.

Stephen J. Caridi           Vice President of the Distributor since
Senior Vice                 1995, Assistant Vice President 1988-1995,
President                   Marketing Associate, 1986-1988; Vice
380 Madison                 President of Hawaiian Tax-Free Trust since
Avenue                      1998; Senior Vice President of Narragansett
New York,                   Insured Tax-Free Income Fund since
NY 10017                    1998, Vice President since 1996; Assistant Vice
Age: 40                     President of Tax-Free Fund For Utah since 1993;
                            Mutual Funds Coordinator of
                            Prudential Bache Securities,
                            1984-1986; Account Representative of
                            Astoria Federal Savings and Loan
                            Association, 1979-1984.

Rose F. Marotta             Chief Financial Officer of the Aquila
Chief Financial Officer     Money-Market, Bond and Equity Funds
380 Madison Avenue          since 1991 and Treasurer, 1981-1991;
New York, NY                formerly Treasurer of the predecessor of
10017                       Capital Cash Management Trust; Treasurer
Age: 77                     and Director of STCM Management Company,
                            Inc. since 1974; Chief Financial Officer of the Manager since 1984 and of the Distributor, 1985-2000.

Joseph P. DiMaggio          Treasurer of the Aquila Money-Market,
Treasurer                   Bond and Equity Funds; Treasurer of Aquila
380 Madison Avenue          Distributors, Inc. since 2000; Controller of
New York, NY 10017          Van Eck Global Funds, 1993-2000; Mutual
Age: 44                     Fund Accounting Manager of Alliance
                            Capital Management L.P., 1985-1993.

Lori A Vindigni             Assistant Vice President of Aquila Management
Assistant Treasurer         Corporation since 1998, Fund Accountant
380 Madison Avenue          for the Aquilasm Group of Funds, 1995-1998;
New York, NY                Staff Officer and Fund Accountant of
10017                       Citibank Global Asset Management Group of
Age: 34                     Investment Companies, 1994-1995; Fund Accounting
                            Supervisor of Dean Witter Group of Investment
                            Companies, 1990-1994.

Edward M. W. Hines          Partner of Hollyer Brady Smith & Hines
Secretary                   LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue            1987-1989; Secretary of the Aquila Money-
New York, NY 10176          Market, Bond and Equity Funds since 1982.
Age: 61

Robert W. Anderson          Compliance Officer of Aquila Management
Assistant Secretary         Corporation since 1998 and Assistant
380 Madison Avenue          Secretary of the Aquila Money-Market,
New York, NY 10017          Bond and Equity Funds since 2000;
Age: 60                     Consultant, The Wadsworth Group, 1995-1998;
                            Executive Vice President of
                            Sheffield Management Company
                            (investment adviser and distributor
                            of a mutual fund group), 1986-1995.

John M. Herndon             Assistant Secretary of the Aquila Money-
Assistant Secretary         Market, Bond and Equity Funds since 1995
380 Madison Avenue          and Vice President of the Aquila Money-
New York, NY                Market Funds since 1990; Vice President of
10017                       the Manager since 1990; Investment Services
Age: 61                     Consultant and Bank Services Executive
                            of Wright Investors' Service, a
                            registered investment adviser,
                            1983-1989; Member of the American
                            Finance Association, the Western
                            Finance Association and the Society
                            of Quantitative Analysts.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2001 the Fund paid a total of $43,346 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.



         The Fund is one of the 14 Funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                             Compensation      Number of
                                             from all          boards on
                        Compensation         Funds             which the
                        from the             in the            Trustee
                        Fund                 Aquilasm          serves
Name                                         Group of
                                             Funds

Vernon R. Alden        $4,850               $55,760            7

Paul Y. Clinton        $4,850                $9,850            3

David A. Duffy         $4,500                $4,500            1

William J.
Nightingale            $5,850               $17,100            3

J. William Weeks       $5,550               $15,050            2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

         The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of July 31, 2001, these funds had aggregate assets of approximately $3.3 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2001,the Fund incurred management fees of $353,164, of which $282,531 was waived and the balance was paid to the Sub-Adviser.


         During the fiscal year ended June 30, 2001, $94,257 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which, $2,243 was retained by the Distributor. With respect to Class C Shares, during the same period $38,975 was paid under Part II of the Plan and $12,991 was paid under the Shareholder Services Plan. Of these total payments of $51,966, the Distributor received $20,840. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann ,72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2002. Such selection is submitted to the shareholders for ratification or rejection.

         The Fund paid the following fees to KPMG during the fiscal year ended June 30, 2001:

Audit Fees:                                                   $12,500

Financial Information
Systems Design and Implementation                               0

All Other Fees                                                $5,038

         (Fees for preparation
          of the Fund's tax
          returns and review of Forms 1099
          for the Fund's shareholders.)

         KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         The Audit Committee of the Fund's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2002.

         KPMG has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matter, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund

                    Notice Of Annual Meeting Of Shareholders
                         to be held on November 7, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                    Narragansett Insured Tax-Free Income Fund-Class A

                 Proxy for Shareholders Meeting November 7, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Narragansett Insured Tax-Free Income Fund (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD
M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, November 7, 2001, at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island; at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, or e-mail us at info@aquilafunds.com


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
       -----------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Narragansett Insured Tax-Free Income Fund- Class A



         Vote on Trustees
         (Proposal No.1 in Proxy Statement)


1. Election of Trustees 01) Lacy B. Herrmann*; 02) Vernon R. Alden; 03) Paul Y. Clinton; 04) David A. Duffy*; 05) William J. Nightingale; 06) J. William Weeks

*interested Trustees


                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Annual Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

For address changes and/or comments, please check this box and write them on the back. [_]

_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                    Narragansett Insured Tax-Free Income Fund-Class C

                 Proxy for Shareholders Meeting November 7, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Narragansett Insured Tax-Free Income Fund (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD
M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, November 7, 2001, at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island; at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, or e-mail us at info@aquilafunds.com


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
       -----------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Narragansett Insured Tax-Free Income Fund- Class C

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)


1. Election of Trustees 01) Lacy B. Herrmann*; 02) Vernon R. Alden; 03) Paul Y. Clinton; 04) David A. Duffy*; 05) William J. Nightingale; 06) J. William Weeks

*interested Trustees


                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Annual Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

For address changes and/or comments, please check this box and write them on the back. [_]

_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                    Narragansett Insured Tax-Free Income Fund-Class Y

                 Proxy for Shareholders Meeting November 7, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Narragansett Insured Tax-Free Income Fund (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD
M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, November 7, 2001, at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island; at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, or e-mail us at info@aquilafunds.com


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
       -----------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Narragansett Insured Tax-Free Income Fund- Class Y



         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees 01) Lacy B. Herrmann*; 02) Vernon R. Alden; 03) Paul Y. Clinton; 04) David A. Duffy*; 05) William J. Nightingale; 06) J. William Weeks

*interested Trustees


                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Annual Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

For address changes and/or comments, please check this box and write them on the back. [_]

_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                    Narragansett Insured Tax-Free Income Fund-Class I

                 Proxy for Shareholders Meeting November 7, 2001
               Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Narragansett Insured Tax-Free Income Fund (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD
M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, November 7, 2001, at the Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island; at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet
         www.proxyvote.com

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card, or e-mail us at info@aquilafunds.com


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
       -----------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Narragansett Insured Tax-Free Income Fund- Class I



         Vote on Trustees
         (Proposal No.1 in Proxy Statement)


1. Election of Trustees 01) Lacy B. Herrmann*; 02) Vernon R. Alden; 03) Paul Y. Clinton; 04) David A. Duffy*; 05) William J. Nightingale; 06) J. William Weeks

*interested Trustees


                --
               [__]       For All
                --
               [__]       Withhold All
                --
               [__]       For All Except

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No. 2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend the Annual Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting. [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

For address changes and/or comments, please check this box and write them on the back. [_]

_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)